Basic and diluted loss per share (Tables)	12 Months Ended
Dec. 31, 2021
Basic and diluted loss per share [Abstract]
Basic and diluted loss per share

	2021	2020	2019
Loss for the year (£000’s)	(131,523)	(74,093)	(103,931)
Basic and diluted weighted average number of shares	42,488,579	26,523,411	22,297,935
Basic and diluted loss per share (£) (1)	(3.10)	(2.79)	(4.66)

(1)
The basic and diluted loss per share are adjusted for the (i) the exchange of shares of Immunocore Limited for shares of Immunocore Holdings Limited on a 1 for 100 basis, and (ii) the reorganization of the share capital of Immunocore Holdings plc, resulting in a consolidation with the effect of a 20 to 1 reverse stock split on the Company’s ordinary shares and non-voting ordinary shares, all of which took place in connection with the Company’s initial public offering which closed on February 9, 2021. Refer to Note 30 for further information.